                                    KEYSTONE

                                    AMERICA

                  (Photo of sunflower with house in background)
                                     HARTWELL
                                EMERGING GROWTH
                                   FUND, INC.

                               Evergreen Keystone
                    (logo)           FUNDS           (logo)

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 1997

PAGE 1
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.
SEEKS CAPITAL APPRECIATION BY INVESTING IN EMERGING GROWTH COMPANIES.

Dear Shareholder:

We would like to take this opportunity to report on your Fund's performance for the six-month period which ended March 31, l997. Following our letter to you, we have included a discussion by Adrian Dawes, portfolio manager of your Fund, about his recent strategy.

PERFORMANCE

Your Fund provided the following total returns for the periods, which ended March 31, l997:
  Class A shares returned -11.07% for the six-month and -0.46% for the twelve-month periods.
  Class B shares returned -11.45% for the six-month and -1.26% for the twelve-month periods.
  Class C shares returned -11.45% for the six-month and -1.22% for the twelve-month periods.
  The Russell 2000 Index, a broad-based index of small-company stocks, returned -0.23% and 5.12%, respectively for the same six- and twelve-month periods.
  Your Fund's results lagged overall market indices, but were consistent with the decline in smaller stocks in the market, especially technology. These are the types of stocks the Fund tends to emphasize. While we were disappointed with the performance of small-capitalization companies, we believe that management's strategy of broadening its sector diversification and increasing the number of stocks in the portfolio have helped improve the Fund's risk and return profile. This was especially apparent during the first three months of l997, when small-capitalization company stock prices declined significantly. While your Fund generally performed in line with small-company stocks, its share price declined less than most of its mutual fund competitors, which in some cases, were down more than 25%.
  The decline of small-company stocks during the first three months of l997 shows their inherent short-term volatility. While small-company stocks can sometimes move up and down rapidly in the short-term, it is important to view their performance in the long-term over a market cycle. Over time, small-cap stocks have generated very attractive returns for investors.
  We continue to see substantial investment opportunities in small-company stocks. Because of the recent market correction, small-company stocks are very attractively priced. Relative to large-company stock prices and when compared to their potential for earnings growth, the small-company stocks that J.M. Hartwell, LP, monitors are trading at six to seven year price lows. We believe this undervaluation has the potential to stimulate more interest in small companies and that it represents opportunity for better Fund returns.

                                 -- CONTINUED--

PAGE 2
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

  Your Fund's manager, J.M. Hartwell, LP, has developed a time-tested approach to investing in small, rapidly growing companies. This strategy includes a stock-by-stock analysis of company finances, products, management and markets. It seeks companies with potential earnings growth rates of 30% or more, industry leadership, and unique or proprietary technology or services. This approach has weathered a variety of business cycles and market conditions and has delivered attractive performance for more than twenty-eight years.
  We appreciate your continued support of Keystone America Hartwell Emerging Growth Fund, Inc. If you have any questions or comments about your Fund, we encourage you to write to us.

Sincerely,



/s/ Albert H. Elfner, III                                  /s/ George S. Bissell
Albert H. Elfner, III                                      George S. Bissell
CHAIRMAN                                                   CHAIRMAN OF THE BOARD
KEYSTONE INVESTMENT MANAGEMENT COMPANY                     KEYSTONE FUNDS

April 1997

                                 A Report From
                               Your Fund Manager

                           (Photo of Adrian S. Dawes)

ADRIAN S. DAWES, A PRINCIPAL AT J. M. HARTWELL, LP, IS PORTFOLIO MANAGER OF YOUR FUND. MR. DAWES HAS 11 YEARS OF EXPERIENCE IN NORTH AMERICAN GROWTH STOCK INVESTING. HE JOINED THE HARTWELL ORGANIZATION IN SEPTEMBER L994 FOLLOWING NINE YEARS OF SERVICE WITH IVORY & SIME PLC AS HEAD OF U.S. EQUITY RESEARCH. IVORY & SIME IS A SCOTTISH-BASED GLOBAL INVESTMENT MANAGEMENT FIRM SPECIALIZING IN GROWTH INVESTING.

TO THE FUND'S SHAREHOLDERS:

During the six month period that ended March 31, l997, small-company stock price performance did not meet our expectations. While economic fundamentals-- relatively low inflation, moderate interest rates, and solid earnings growth-- were favorable, investors preferred the stocks of large companies, leaving small-company stocks on the sidelines. Prices for small-company stocks peaked in May l996 and have declined since then. While there were a few short-term rallies, small-company stocks did not rebound to their May highs.
  The steepest declines in small-company stocks came in the first three months of l997, when investors became concerned about the possibility of higher interest rates. Their concerns were not unfounded. On March 25, l997, the Federal Reserve Board raised short-term interest rates 0.25%, and this action triggered a broad sell-off in bonds and stocks.
  Despite the challenging environment for small company stocks, we maintained our focus, as we have since l968, on companies with market capitalizations of $500 million or less and with potential earnings growth rates of 30% or more. As always, we evaluated companies on a case-by-case basis before adding them to the portfolio, and we continued to diversify the portfolio's investments across a variety of economic sectors. At the end of the six-month period, the portfolio was composed of 36 companies.

TAKING PROFITS IN LONG-TERM TECHNOLOGY HOLDINGS

The broad area of technology, which we define as software, communications equipment/service and technology-service/consulting companies-- accounted for 27.9% of net assets on March 31, l997. While the technology portion of the portfolio was down from its 46.9% level on September 30, l996, it remained the Fund's largest sector weighting.
  During the six months, we took profits in some of the Fund's long-term technology holdings. In some cases, we believed the stocks had become overpriced and were falling, discounting the growth prospects of the company. In other instances, some of the companies' fundamentals had changed, and the reasons we purchased the stocks altered. You may recognize some of the names that we eliminated from the portfolio as having been profiled in your shareholder reports over the past couple of years. These include PICTURETEL, a video conferencing

 FUND PROFILE

 OBJECTIVE: Seeks capital appreciation from growth stocks of small companies with above-average appreciation potential.

 COMMENCEMENT OF INVESTMENT OPERATIONS: September 1968

 NUMBER OF STOCKS: 36

 NET ASSETS: $75.8 million

 NEWSPAPER LISTING: "HrtEmGr"

PAGE 4
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

TOP 5 INDUSTRIES
AS OF MARCH 31, 1997
                                                PERCENTAGE OF
INDUSTRY                                         NET ASSETS
Distribution/Supply                                  14.3%
Oil/Oil Services                                     12.2%
Health care services                                 11.8%
Software/Business                                    11.3%
Specialty Retailing                                   9.7%
Technology-Service/Consulting                         9.6%

company, VIASOFT, a software firm, and CISCO SYSTEMS, a large networking company. We also sold PRECISION RESPONSE, a telecommunications outsourcing and consulting business.
  Additions to the technology area included businesses in the area of electronic data interchange or electronic commerce. One such company is HARBINGER, a firm that helps corporations electronically manage their inventories and purchase orders. Through a specialist computer network, Harbinger facilitates order handling, billing, and inventory management for its client corporations. Harbinger is expanding into new markets. It recently acquired Supply Tech, a private competitor with strong ties in the automotive industry.

SEEKING GROWTH IN A VARIETY OF INDUSTRIES

As we sought to diversify the portfolio's holdings, we uncovered new opportunities in the health care, retail, and energy sectors.
  In the health care area, we added to the number of pharmaceutical companies in the portfolio. We particularly favored "emerging pharmaceutical companies," firms that buy "orphaned" drugs from large drug companies. Typically, the large, multinational pharmaceutical companies promote only those drugs that have the potential to exceed $50 million in annual sales. Drugs that fail to reach this sales level are said to be "orphaned." These "orphaned" drugs are often acquired by smaller pharmaceutical firms that market them aggressively. Two companies we favored in this area are JONES MEDICAL and MEDICIS PHARMACEUTICAL. These two firms have been very successful in adding drugs to their product lines and in selling them. Outside the pharmaceutical segment, we purchased shares of HENRY SCHEIN, INC., a dental and medical distribution company. Henry Schein is among your Fund's top ten holdings.
  We also added retail businesses to the portfolio. On March 31, l997, retail stocks accounted for nearly 10% of net assets, up from 3% on September 30, l996. We purchased shares of CENTRAL GARDEN AND PET, a distributor of garden and pet supplies, and LINENS AND THINGS, a home furnishings business that became public at a very attractive price. In the catalogue services area, we added ABACUS DIRECT, a direct marketing data base management company. Abacus Direct helps marketers manage their data base mailing lists to eliminate duplicate names and addresses and to improve the response from mail solicitations. A typical response to a mail solicitation is about 1%. Abacus tries to increase that response rate to 4% to 5%. One of the disappointments in the retail area was the ALRENCO, a furniture rental company. After expanding its business through acquisitions, Alrenco failed to meet its earnings estimates. Because Alrenco's fundamentals deteriorated, we eliminated the stock from the portfolio.
  Energy service companies, such as PETROLEUM GEO SERVICES, your Fund's largest holding, continued to benefit from increased exploration and drilling activities due to the rising demand for oil and gas around the world. Because there are an increasing number of trucks on the road, the demand for petroleum in the U.S. is rising at a 2% to 3% annual rate. Outside the U.S., the need for energy is also rising as economies in developed and emerging countries continue to expand. Strong demand has boosted the need for more oil and gas exploration, and the companies that supply the rigs, boats, crews, and other components of a drilling operation have seen a surge in the need for their services. During the six-month period, we added PATTERSON ENERGY and SEACOR HOLDINGS to the portfolio.

TOP 10 HOLDINGS
AS OF MARCH 31, 1997
                                                      PERCENTAGE OF
STOCK                         INDUSTRY                 NET ASSETS
Petroleum Geo Services        Oil/Oil Services             5.68%
McAfee Associates, Inc.       Software/Business            5.05%
Computer Horizons Corp.       Technology: Service/         4.92%
                              Consulting
Henry Schein, Inc.            Health care Services         4.60%
Dura Pharmaceuticals, Inc.    Pharmaceuticals              4.25%
PhyCor, Inc.                  Health care Services         4.14%
Linens and Things             Specialty retailing          3.71%
Harbinger Corp.               Technology: Service/         3.64%
                              Consulting
Medicis Pharmaceutical        Pharmaceuticals              3.54%
Renal Care Group, Inc.        Health care Services         3.15%

Patterson is a U.S.-based land-drilling company that supplies rigs to companies that drill for oil and gas. Seacor supplies boats, crews, and equipment to oil drilling operators. Seacor is benefitting from the recent consolidation of one of its European competitors, and this should result in rising prices for Seacor's businesses in Europe, the Far East and Africa.

MANAGING IN A RISING INTEREST RATE ENVIRONMENT

In the financial area, we sold most of the Fund's position in E-TRADE, a stock we purchased at the beginning of the six-month period. E-trade provides on-line brokerage trading services to investors. The stock had performed well. However, we were concerned that its performance could deteriorate in a rising interest rate environment and a more volatile stock market. Typically, rising interest rates have a negative effect on brokerage businesses.

ANALYSIS AND OUTLOOK

Small-company stocks went through a difficult period, and while there still may be more downward momentum, we are optimistic about their long-term prospects. Historically, small companies have been the engine of wealth creation in the U.S. economy, and we believe they will continue to be the catalyst that has helped drive economic growth. As we analyze various companies, we believe there are several groups of stocks that have been oversold. We think small-company stocks are very attractively priced and that eventually their relative value will be noticed by many investors who have ignored small-company stocks over the past several months.
  Going forward, we will continue our strategy of diversifying investments among a broad range of industry sectors. We will also maintain our approach of evaluating stocks on their individual merits and of investing in companies with the potential for rapid earnings growth and that are leaders in their market niches. Investing in small-company stocks can mean quick changes in stock prices over the short term. However, in the long-term, investors who have had the patience to ride out the market's fluctuations have usually been rewarded.

Sincerely,

Adrian Dawes
PORTFOLIO MANAGER
J.M. HARTWELL, LP

PAGE 6
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

THE J.M. HARTWELL, LP
INVESTMENT DISCIPLINE

PURCHASE STRATEGY-- criteria used to evaluate the purchase of a stock for your
Fund:
(Bullet) Bottom-up approach, individual company analysis
(Bullet) Fast growing, emerging companies; minimum 30% earnings growth rate (Bullet) Durable and consistent earnings growth
(Bullet) Long-term approach to investing; not influenced by short-term price swings
(Bullet) Under $500 million market capitalization at time of purchase, companies with an established and reliable earnings record
(Bullet) Strong #1 or close #2 market position within industry
(Bullet) Avoid cyclical businesses or heavily regulated industries

SELL STRATEGY-- criteria used to evaluate when to eliminate a stock owned by the
Fund:
(Bullet) Deteriorating financial situation
(Bullet) Original purchase determinants no longer valid
(Bullet) Price-to-earnings per share ratio exceeds growth rate by 50%
(Bullet) Price decline of greater than 15% with a rise in trading volume without new information

OVERALL MANAGEMENT STRATEGY
(Bullet) Hands-on approach, meet/in contact with company management regularly (Bullet) Focus on the limited number of companies that are leaders in their field
(Bullet) Ignore short-term market fluctuations
(Bullet) Concentrate on companies that will provide above-average capital appreciation over the long-term

(Chart appears below)

Growth of an investment in
Keystone America Hartwell Emerging Growth Fund, Inc.
Class A

In Thousands

                           3/87     3/89     3/91      3/93      3/95       3/97
Reinvested Distributions  $9,525   $4,930   $ 8,248   $ 9,984   $ 9,340    $ 9,295
Initial Investment         9,525    8,688    14,746    19,450    20,050     24,695

Total Value: $24,695

A $10,000 investment in Keystone America Hartwell Emerging Growth Fund, Inc. Class A made on March 31, 1987 with all distributions reinvested was worth $24,695 on March 31, 1997. Past performance is no guarantee of future results.

[CAPTION]

SIX-MONTH PERFORMANCE           AS OF MARCH 31, 1997
                                 CLASS A    CLASS B    CLASS C
Total returns*                   -11.07 %   -11.45 %   -11.45 %
Net asset value 9/30/96          $28.62     $27.73     $27.89
             3/31/97             $23.07     $22.19     $22.33
Dividends                          None       None       None
Capital gains                    $ 2.64     $ 2.64     $ 2.64

* BEFORE DEDUCTING CONTINGENT DEFERRED SALES CHARGE (CDSC).

[CAPTION]

   HISTORICAL RECORD                  AS OF MARCH 31, 1997
CUMULATIVE TOTAL RETURNS         CLASS A    CLASS B    CLASS C
1-year w/o sales charge           -0.46 %    -1.26%     -1.22%
1-year                            -5.19 %    -5.72%     -2.11%
5-year                            27.09 %       --         --
10-year                          146.85 %       --
Life of Class                        --      11.57%     14.67%
AVERAGE ANNUAL TOTAL RETURNS
1-year w/o sales charge           -0.46 %    -1.26%     -1.22%
1-year                            -5.19 %    -5.72%     -2.11%
5-year                             4.91 %       --         --
10-year                            9.46 %       --
Life of Class                        --       3.03%      3.80%

Class A shares were introduced on September 10, 1968. Performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B shares were introduced on August 2, 1993. Shares purchased after January 1, 1997 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 5% CDSC.
  Class C shares were introduced on August 2, 1993. Performance reflects the return you would have received on shares held for at least one year and redeeming after the end of the period and reflects the deduction of a 1% CDSC.
  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.
  You may exchange your shares by phone or in writing. You may also exchange funds using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 8
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                  MARKET
                                     SHARES        VALUE
COMMON STOCKS (91.8%)
BIOTECHNOLOGY (1.0%)
  Arqule, Inc.                         50,000   $   775,000
CATALOG SERVICES (1.0%)
  Abacus Direct Corp.                  35,000       743,750
COMMUNICATIONS EQUIPMENT/SERVICE (7.0%)
  Xcellenet, Inc.                     106,000     1,749,000
  National Techteam, Inc.             120,000     1,860,000
  PMT Services, Inc                   123,750     1,361,250
  Zoran Corp.                          20,000       322,500
                                                  5,292,750
DISTRIBUTION/SUPPLY (14.3%)
  American Medserve Corp.             110,000     1,292,500
  Capstone Pharmacy Services, Inc.    150,000     1,650,000
  Gulf South Medical Supply, Inc.     110,000     2,131,250
  Jones Medical Industries, Inc (a)    94,500     2,268,000
  Henry Schein, Inc.                  120,000     3,480,000
                                                 10,821,750
FINANCIAL (3.3%)
  Amresco, Inc.                       120,000     2,010,000
  E-Trade Group, Inc.                  25,000       450,000
                                                  2,460,000
HEALTHCARE INFORMATION SERVICES (0.6%)
  Medirisk, Inc                        60,000       465,000
HEALTHCARE SERVICES (11.8%)
  Cytyc, Corp.                        100,000     1,875,000
  MedQuist, Inc.                       70,000     1,540,000
  PhyCor, Inc.                        115,000     3,133,750
  Renal Care Group, Inc.               75,000     2,381,250
                                                  8,930,000
LASER/ELECTRO-OPTIC SYSTEMS (2.2%)
  Uniphase Corp.                       45,000     1,665,000
PHARMACEUTICALS (7.8%)
  Dura Pharmaceuticals, Inc.           90,000     3,217,500
  Medicis Pharmaceutical Corp.
    Class A                            90,000     2,677,500
                                                  5,895,000

                                                  MARKET
                                     SHARES        VALUE
OIL/OIL SERVICES (12.2%)
  Patterson Energy, Inc.               55,000   $ 1,519,375
  Petroleum Geo Services-- ADR        100,000     4,300,000
  Seacor Holding, Inc.                 28,700     1,539,037
  Trico Marine Services, Inc.          40,000     1,900,000
                                                  9,258,412
SOFTWARE/BUSINESS (11.3%)
  Harbinger Corp.                     125,000     2,750,000
  Legato Systems, Inc.                120,000     2,010,000
  McAfee Assoc, Inc                    86,250     3,816,563
                                                  8,576,563
SPECIALTY RETAILING (9.7%)
  Central Garden & Pet Co.            120,000     2,175,000
  Linens 'N Things, Inc.              120,000     2,805,000
  Petco Animal Supplies, Inc.         100,000     2,350,000
                                                  7,330,000
TECHNOLOGY: SERVICES/CONSULTING (9.6%)
  BTG, Inc.                            50,000       875,000
  Claremont Technology Corp.           50,000     1,206,250
  Computer Horizons Corp.             120,000     3,720,000
  IntelliQuest Information Group,
    Inc                                40,000       560,000
  Vanstar Corp.                       110,000       907,500
                                                  7,268,750
TOTAL COMMON STOCKS
  (COST-- $65,869,821)                           69,481,975

                                    PRINCIPAL
                                     AMOUNT
REPURCHASE AGREEMENTS (10.7%)
  State Street Bank & Trust Co.,
    5.00%, purchased 3/31/97,
    maturing 4/1/97
    (Collateralized by $8,244,301
    U.S. Treasury Bond, 9.125%
    due 5/15/18),(Cost $8,079,000)  8,079,000     8,079,000
TOTAL REPURCHASE AGREEMENTS
  (COST-- $8,079,000)                             8,079,000

PORTFOLIO OF INVESTMENTS-- MARCH 31, 1997 (UNAUDITED)

                                                  MARKET
                                                   VALUE
TOTAL INVESTMENTS
  (COST-- $73,948,821) (102.5%) (B)             $77,560,975
OTHER ASSETS AND LIABILITIES (-2.5%)             (1,921,084)
NET ASSETS (100%)                               $75,639,891

(a) All common stocks are non-income producing except as noted.
(b) The cost of investments for federal income tax purposes amounted to $73,948,821. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, at March 31, 1997, are as follows:

      Gross unrealized appreciation           $11,756,628
      Gross unrealized depreciation             8,144,474
      Net unrealized appreciation             $ 3,612,154

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS
                                                            ENDED
                                                        MARCH 31, 1997                   YEAR ENDED SEPTEMBER 30,
                                                         (UNAUDITED)       1996        1995        1994        1993        1992

NET ASSET VALUE BEGINNING OF PERIOD                          $28.62        $26.28      $21.41      $28.56      $20.80      $22.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss                                           (0.12)        (0.30)      (0.38)      (0.37)      (0.34)      (0.26)
Net gain (loss) on investments                                (2.79)         2.89        8.14       (4.43)       8.10        0.05
Total from investment operations                              (2.91)         2.59        7.76       (4.80)       7.76       (0.21)
LESS DISTRIBUTIONS FROM
Net realized gain on investments                              (2.64)        (0.25)      (2.89)      (2.35)          0       (1.90)
Total distributions                                           (2.64)        (0.25)      (2.89)      (2.35)          0       (1.90)
NET ASSET VALUE END OF PERIOD                                $23.07        $28.62      $26.28      $21.41      $28.56      $20.80
Total return (a)                                             (11.07%)        9.96%      37.20%     (17.86%)     37.31%      (1.12%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (c)                                           1.31%(b)      1.66%       1.81%       1.80%       1.60%       1.63%
  Total expenses, excluding indirect expenses                  1.30%(b)      1.64%       1.78%        N/A         N/A         N/A
  Net investment loss                                         (0.88%)(b)    (1.10%)     (1.58%)     (1.62%)     (1.34%)     (1.18%)
Portfolio turnover rate                                          66%          134%        164%        156%        155%        152%
AVERAGE COMMISSION RATE PAID                                $0.0600       $0.0453         N/A         N/A         N/A         N/A
NET ASSETS END OF PERIOD (THOUSANDS)                       $ 68,068       $89,726    $111,791    $120,689    $195,708    $152,714

Per share calculations based on weighted average shares outstanding.
(a) Excluding applicable sales charges.
(b) Annualized.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses for the six months ended March 31, 1997 and for the years ended September 30, 1996 and 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                AUGUST 2, 1993
                                                               SIX MONTHS                                      (DATE OF INITIAL
                                                                 ENDED                                         PUBLIC OFFERING)
                                                             MARCH 31, 1997     YEAR ENDED SEPTEMBER 30,              TO
                                                              (UNAUDITED)       1996       1995      1994     SEPTEMBER 30, 1993

NET ASSET VALUE BEGINNING OF PERIOD                               $27.73        $25.69    $21.22    $28.56          $26.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss                                                (0.22)        (0.49)    (0.56)    (0.49)          (0.05)
Net gain (loss) on investments                                     (2.68)         2.78      7.92     (4.50)           1.92
Total from investment operations                                   (2.90)         2.29      7.36     (4.99)           1.87
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                   (2.64)        (0.25)    (2.89)    (2.35)              0
Total distributions                                                (2.64)        (0.25)    (2.89)    (2.35)              0
NET ASSET VALUE END OF PERIOD                                     $22.19        $27.73    $25.69    $21.22          $28.56
Total return (a)                                                  (11.45%)        9.01%    35.61%   (18.58%)          7.01%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (c)                                                2.13%(b)      2.46%     2.58%     2.49%           3.70%(b)
  Total expenses, excluding indirect expenses                       2.12%(b)      2.43%     2.55%      N/A             N/A
  Net investment loss                                              (1.70%)(b)    (1.89%)   (2.34%)   (2.27%)         (3.42%)(b)
Portfolio turnover rate                                               66%          134%      164%      156%            155%
AVERAGE COMMISSION RATE PAID                                     $0.0600       $0.0453       N/A       N/A             N/A
NET ASSETS END OF PERIOD (THOUSANDS)                            $  5,727       $ 6,953    $6,970    $3,801          $  823

Per share calculations based on weighted average shares outstanding.
(a) Excluding applicable sales charges.
(b) Annualized.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses for the six months ended March 31, 1997 and for the years ended September 30, 1996 and 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                AUGUST 2, 1993
                                                               SIX MONTHS                                      (DATE OF INITIAL
                                                                 ENDED                                         PUBLIC OFFERING)
                                                             MARCH 31, 1997     YEAR ENDED SEPTEMBER 30,              TO
                                                              (UNAUDITED)       1996       1995      1994     SEPTEMBER 30, 1993

NET ASSET VALUE BEGINNING OF PERIOD                               $27.89        $25.80    $21.26    $28.56          $26.69
Income (loss) from investment operations
Net investment loss                                                (0.22)        (0.50)    (0.56)    (0.47)          (0.08)
Net gain (loss) on investments                                     (2.70)         2.84      7.99     (4.48)           1.95
Total from investment operations                                   (2.92)         2.34      7.43     (4.95)           1.87
LESS DISTRIBUTIONS FROM
Net realized gain on investments                                   (2.64)        (0.25)    (2.89)    (2.35)              0
Total distributions                                                (2.64)        (0.25)    (2.89)    (2.35)              0
NET ASSET VALUE END OF PERIOD                                     $22.33        $27.89    $25.80    $21.26          $28.56
Total return (a)                                                  (11.45%)        9.17%    35.89%   (18.42%)          7.01%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses (c)                                                2.12%(b)      2.46%     2.58%     2.47%           3.09%(b)
  Total expenses, excluding indirect expenses                       2.11%(b)      2.43%     2.55%      N/A             N/A
  Net investment loss                                              (1.70%)(b)    (1.90%)   (2.37%)   (2.25%)         (2.80%)(b)
Portfolio turnover rate                                               66%          134%      164%      156%            155%
AVERAGE COMMISSION RATE PAID                                     $0.0600       $0.0453       N/A       N/A             N/A
NET ASSETS END OF PERIOD (THOUSANDS)                            $  1,845       $ 2,368    $2,400    $1,679          $  297

Per share calculations based on weighted average shares outstanding.
(a) Excluding applicable sales charges.
(b) Annualized.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses for the six months ended March 31, 1997 and for the years ended September 30, 1996 and 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

(UNAUDITED)
ASSETS
 Investments at market value
   (identified cost-- $65,869,821)               $69,481,975
 Repurchase Agreements at market value
   (identified cost-- 8,079,000)                   8,079,000
   Total investments at market value
     (identified cost-- 73,948,821)               77,560,975
 Cash                                                    239
 Receivable for:
   Fund shares sold                                   51,623
   Dividends and interest                              3,013
 Other assets                                         54,499
   Total assets                                   77,670,349
LIABILITIES
 Payable for:
   Investments purchased                           1,644,540
   Fund shares redeemed                              375,692
 Accrued reimbursable accounting expenses              6,900
 Other accrued expenses                                3,326
   Total liabilities                               2,030,458
NET ASSETS                                       $75,639,891
NET ASSETS REPRESENTED BY
 Paid-in capital                                 $51,249,419
 Accumulated net realized gains on investments    21,220,834
 Accumulated net investment loss                    (442,516)
 Net unrealized appreciation on investments        3,612,154
   Total net assets                              $75,639,891
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 CLASS A SHARES
   Net assets of $68,067,6132,950,053 shares
     outstanding                                      $23.07
   Offering price per share ($23.070.9525)
     (based on a sales charge of 4.75% of the
     offering price at March 31, 1997)                $24.22
 CLASS B SHARES
   Net assets of $5,727,178258,119 shares
     outstanding                                      $22.19
 CLASS C SHARES
   Net assets of $1,845,10082,632 shares
     outstanding                                      $22.33

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997

(UNAUDITED)
INVESTMENT INCOME
 Dividend                                          $      1,890
 Interest                                               189,574
   Total income                                         191,464
EXPENSES
 Management fee                       $314,895
 Distribution Plan expenses            121,619
 Shareholder services                  111,400
 Reimbursable accounting expenses       14,272
 Custodian fee expense                  30,398
 Auditing and legal                     16,291
 Printing                               15,908
 Registration fees                      10,348
 Miscellaneous expenses                  3,930
   Total expenses                      639,061
   Less: Expenses paid indirectly       (5,081)
   Net expenses                                         633,980
 Net investment loss                                   (442,516)
 NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
   Net realized gain on investments                  23,418,747
   Net change in unrealized
     appreciation on investments                    (32,388,886)
 Net realized and unrealized loss on
   investments                                       (8,970,139)
 Net decrease in net assets
   resulting from operations                        ($9,412,655)

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 14
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS
                                                                                           ENDED
                                                                                       MARCH 31, 1997        YEAR ENDED
                                                                                        (UNAUDITED)      SEPTEMBER 30, 1996
OPERATIONS
  Net investment loss                                                                      ($442,516)        ($1,261,505)
  Net realized gain on investments                                                        23,418,747           8,826,136
  Net change in unrealized appreciation or depreciation on investments                   (32,388,886)          1,006,642
       Net increase (decrease) in net assets resulting from operations                    (9,412,655)          8,571,273
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS ON INVESTMENTS
  Class A Shares                                                                          (7,928,786)         (1,044,733)
  Class B Shares                                                                            (638,014)            (72,730)
  Class C Shares                                                                            (216,862)            (23,366)
       Total distributions to shareholders                                                (8,783,662)         (1,140,829)
CAPITAL SHARE TRANSACTIONS (NOTE 2)
  Proceeds from shares sold:
     Class A Shares                                                                       10,080,064          19,954,246
     Class B Shares                                                                          904,487           2,626,903
     Class C Shares                                                                          224,032             839,389
  Payments for shares redeemed:
     Class A Shares                                                                      (22,435,485)        (49,684,836)
     Class B Shares                                                                       (1,313,523)         (3,254,694)
     Class C Shares                                                                         (487,145)         (1,039,505)
  Net asset value of shares issued in reinvestment of distributions:
     Class A Shares                                                                        7,042,618             927,048
     Class B Shares                                                                          576,750              66,202
     Class C Shares                                                                          196,530              21,496
  Net decrease in net assets resulting from capital share transactions                    (5,211,672)        (29,543,751)
       Total decrease in net assets                                                      (23,407,989)        (22,113,307)
NET ASSETS:
  Beginning of period                                                                     99,047,880         121,161,187
  End of period (including accumulated net investment loss of $442,516 and
     $0, respectively)                                                                  $ 75,639,891        $ 99,047,880

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

(1.) SIGNIFCANT ACCOUNTING POLICIES

Keystone America Hartwell Emerging Growth Fund, Inc. (the "Fund") is a New York Corporation for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is capital appreciation. The Fund pursues this objective by investing primarily in small and medium-sized companies in a relatively early stage of development that are principally traded in the over-the-counter market.
  J.M. Hartwell Limited Partnership ("Hartwell") has acted as subadviser to the Fund pursuant to a Sub Advisory Agreement with Keystone. Subject to the supervision of the Fund's Board of Directors and Keystone, Hartwell provides the Fund and Keystone with investment research, advice, information, and securities recommendations.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. VALUATION OF SECURITIES

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.
  Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. REPURCHASE AGREEMENTS

Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income or excise taxes is required.

E. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

PAGE 16
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

  Income and capital gains distributions to shareholders are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The tax treatment of such distributions for the calendar year will be reported to shareholders prior to February 1, 1998.

F. CLASS ALLOCATIONS

Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Prior to January 1, 1997, Class A shares were offered at a public offering price which included a maximum sales charge of 5.75%. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after January 1, 1997 will convert to Class A shares after seven years. Class B shares purchased between June 1, 1995 and January 1, 1997 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.
  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) CAPITAL SHARE TRANSACTIONS

Thirty million shares each of Class A, B, C, E, and F and one-hundred million shares of Class D of the Fund, each with a par value of $1.00, are authorized for issuance. Currently, only Class A, B, and C shares are outstanding. The classes have identical voting, dividend, liquidation and other rights, except that Class A, B and C shares bear distribution expenses (see Note 4) and have exclusive voting rights with respect to their distribution plans. Transactions in shares of the Fund were as follows:

                         SIX MONTHS
                            ENDED
                       MARCH 31, 1997          YEAR ENDED
CLASS A                  (UNAUDITED)       SEPTEMBER 30, 1996
Shares sold                 377,732               691,682
Shares redeemed            (837,394)           (1,845,621)
Shares issued in
  reinvestment of
  distributions             274,245                35,904
Net decrease               (185,417)           (1,118,035)
CLASS B
Shares sold                  34,698               105,037
Shares redeemed             (50,658)             (128,181)
Shares issued in
  reinvestment of
  distributions              23,293                 2,628
Net increase
  (decrease)                  7,333               (20,516)
CLASS C
Shares sold                   8,748                32,909
Shares redeemed             (18,923)              (41,894)
Shares issued in
  reinvestment of
  distributions               7,886                   848
Net decrease                 (2,289)               (8,137)

(3.) SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the six months ended March 31, 1997, were $54,885,629 and $61,659,562, respectively.

(4.) DISTRIBUTION PLANS

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter amounts which are calculated and paid daily.
  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen

Keystone Distributors, Inc. (Formerly, Evergreen Fund Distributor, Inc.) ("EKD"), a wholly owned subsidiary of BISYS Group, Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (Formerly Keystone Investment Distributors Company) ("EKIS"), a wholly owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the six months ended March 31, 1997 the Fund paid $77,224 to EKIS and/or EKD under the Class A Distribution Plan.
  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee, which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees. During the six months ended March 31, 1997, the Fund paid or accrued $33,268 and $11,127 under the Class B and Class C Distribution Plans, respectively.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Directors, payments to EKIS and/or EKD may continue as compensation for services that had been earned while the Distribution Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.
  At March 31, 1997, total unpaid distribution costs were $446,040 and $206,456 for Class B and Class C Shares respectively. Contingent deferred sales charges paid by redeeming shareholders are paid to EKD and/or EKIS.

(5.) INVESTMENT MANAGEMENT AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

The Fund pays Keystone a basic monthly advisory fee calculated by applying percentage rates, starting at 1.00% and declining as net assets increase, to 0.65% to the Fund's average daily net asset value during the latest 12 months (a moving average method). The basic advisory fee of the Fund is subject to an incentive adjustment, by which the basic fee may be increased or decreased by up to 1/2 of 1.00% of the average daily net asset value of the Fund during the latest 12 months (a moving average method), depending upon the performance of the Fund relative to the Standard and Poor's Index of 500 Stocks ("S&P 500"). During the six months ended March 31, 1997, the Fund paid or accrued $314,895 in management fees representing 0.68% (annualized) of average daily net assets. Of that amount $107,862 was paid or accrued to Hartwell.
  During the six months ended March 31, 1997, the Fund paid or accrued $14,272 to Keystone for certain accounting services. The Fund paid or accrued $111,400 to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.
  Officers of the Fund and affiliated Directors receive no compensation directly from the Fund.

PAGE 18
KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC.

(6.) EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended March 31, 1997, the Fund incurred total custody fees of $30,398 and received a credit of $5,081 pursuant to this expense offset arrangement, resulting in a net custody expense of $25,317. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

OTHER INFORMATION

The Fund held a special meeting of shareholders on Monday, December 9, 1996. On October 18, 1996, the record date for the meeting, the Fund had 3,407,882 shares outstanding, of which 2,526,854 shares were represented at the meeting. The votes at the meeting were as follows:

1. TO ELECT THE FOLLOWING TRUSTEES:

                                  AFFIRMATIVE     WITHHOLD
  Frederick Amling                  2,436,507       90,347
  Laurence B. Ashkin                2,434,665       92,189
  Charles A. Austin III             2,436,507       90,347
  Foster Bam                        2,436,145       90,709
  George S. Bissell                 2,432,860       93,994
  Edwin D. Campbell                 2,436,507       90,347
  Charles F. Chapin                 2,436,353       90,501
  K. Dun Gifford                    2,436,507       90,347
  James S. Howell                   2,434,554       92,299
  Leroy Keith, Jr.                  2,436,507       90,347
  F. Ray Keyser, Jr.                2,435,121       91,733
  Gerald M. McDonell                2,435,859       90,995
  Thomas L. McVerry                 2,434,616       92,238
  William Walt Pettit               2,433,603       93,251
  David M. Richardson               2,436,507       90,347
  Russell A. Salton, III MD         2,434,694       92,159
  Michael S. Scofield               2,434,412       92,442
  Richard J. Shima                  2,436,353       90,501
  Andrew J. Simons                  2,432,409       94,445

2. TO APPROVE AN INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE FUND AND KEYSTONE INVESTMENT MANAGEMENT COMPANY.

Affirmative            2,355,916
Against                   62,908
Abstain                  108,030

3. TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN KEYSTONE INVESTMENT MANAGEMENT COMPANY AND J.M. HARTWELL LIMITED PARTNERSHIP:

Affirmative            2,344,831
Against                   68,855
Abstain                  113,168

4. TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND FOR THE CURRENT FISCAL YEAR:

Affirmative            2,387,316
Against                   43,634
Abstain                   95,904

                                 KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                    (diamond)
                                Balanced Fund II
                        California Insured Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                     Global Resources and Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund
This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.


                               Evergreen Keystone
                    (logo)           FUNDS           (logo)

   P.O. Box 2121
   Boston, Massachusetts 02106-2121


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